Exhibit 99.1
Selective Insurance Group, Inc.
Investor Presentation
February 2008

 Certain statements in this report, including information incorporated by reference, are “forward-looking statements”
 as that term is defined in the Private Securities Litigation Reform Act of 1995 (“PSLRA”). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. These statements relate to our intentions, beliefs, projections, estimations or forecasts of future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, or performance to be materially different from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "target,"
 "project," "intend," "believe," "estimate," "predict," "potential," "pro forma," "seek," "likely" or "continue" or other comparable terminology. These statements are only predictions, and we can give no assurance that such expectations will prove to be correct. We undertake no obligation, other than as may be required under the federal securities laws, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
 Factors, that could cause our actual results to differ materially from those projected, forecasted or estimated by us in forward-looking statements are discussed in further detail in Selective’s public filings with the United States
 Securities and Exchange Commission. These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time-to-time. We can neither predict such new risk factors nor can we assess the impact, if any, of such new risk factors on our businesses or the extent to which any factor or combination of factors may cause actual results to differ materially from those expressed or implied in any forward-looking statements in this report. In light of these risks, uncertainties and assumptions, the forward
 -looking events discussed in this report might not occur.
Forward Looking Statement

Financial Strength

• Strong market position
 – 21-state super-regional
 – $1.6B NPW
 • 87% commercial lines
 • 13% personal lines
• High-Tech, High-Touch™ Business
 Model
 – Industry-leading technology
 – Distribution partner with 876
 independent agents
 – 350 field personnel
• Excellent strategic execution
• History of financial strength
MN
IA
MO
IL
IN
MI
MI
NC
PA
NY
NJ
DE
CT
MA
“A+” A.M. Best rated for 46 years
Selective Profile

Reserving Practices
• Strong actuarial department
 – 7 fellows, 4 associates
 – Responsible for budgeting and planning
• Detailed actuarial reviews quarterly
• Monthly and quarterly controls and
 monitoring
• Minimal environmental & asbestos exposure
• Carried reserves at 57th percentile of range

($ in 000s)
%
Insurance Operations Productivity

($ in 000s)
%
Insurance Operations Productivity - Proforma

Ongoing Underwriting Improvements
• Safety management plan
 – Increase productivity
 through new system
 – Increase % of accounts on
 service plans
• Catastrophe management
 strategy
 – Average annual loss - more
 granular pricing of property
 premium to exposure

Percentages are net of tax, reinsurance & reinstatement premium
RMS Data as of 6/30/07; Equity data as of 12/31/07
% of Equity at Risk
CAT cover: $310M in excess of $40M
RMS Model
Natural Catastrophe Management

12.5% ROE generated by investment portfolio
$3.7B Invested Assets
as of Dec. 31, 2007
Conservative Investment Portfolio

No downgrades on structured securities to date
No Significant Sub-Prime Exposure

18.9%
26.0%
82.8%
Annual Earnings
($ in Millions)
Dividends paid
Share Repurchase
% of Capital Returned to Shareholders
116.0%
25.2%
Proactive Capital Management

What Drives Success with Agents?

Selective Delivers:
Agents Want Superior Service
• Field model with front-line decision making authority
 – 100 Agency Management Specialists (AMS)
 – 75 Safety Management Specialists (SMS)
• Competitive products and programs though Strategic
 Business Units
• Granular pricing capability through predictive modeling
 capabilities
• Superior claims service
 – 150 Claims Management Specialists (CMS)

($ in millions)
Commercial Lines New Business

One third of agent business is generated through xSELerate
Selective Delivers:
2007
Commercial
Lines
Interface
Carrier of the
Year Award
from
ASCnet
2007
Quantum
Award from
the AMS Users’
Group
2007
Celent
Model Carrier
Award for
Agency
Interface
Technology
Agents Want Easy to Use Technology
• Ability to seamlessly transfer underwriting data with first-to-market, award winning

Selective Delivers:
Average premium written per business day
($ in thousands)
Agents Want Easy to Use Technology
• Easy to use small business system One & Done with 440+
 classes of business

Selective Delivers:
Agents Want Carriers Who Understand Their Needs
• Access to management team
• Agent development programs
 – Hiring producers through CIB program; 65 hired in 2007
 – Sales training for producers; 300 trained in 2007
• Customer-focused 24 x 7 capabilities
 – On-line bill pay services enrollment up 135% in 2007
 – Steady usage from 7:00 a.m. - 10:00 p.m.
• Providing pre-qualified sales leads
 – Agency sales meetings

Selective Delivers:
Agents Want Profitability
• Information and analytics delivered through Knowledge
 Management
• Pricing precision through predictive modeling
 – Commercial lines models: workers compensation, BOP, CPP and commercial auto
 – MATRIX® for personal lines: auto and homeowners

The Power of Predictive Modeling
• Commercial lines business performance

Cumulative Direct Premiums ($ millions)
2003
2007
500
1,000
1,500
Agent’s Profitability 2003 vs. 2007

Goal: 7 point combined ratio improvement by year-end 2007
Note: Booked accident year combined
ratios
7.8 points
Workers Compensation Success

Personal Lines Improvement Plan
• Competitive pricing through MATRIX®
 – Auto rolled out Aug 2006
 – Homeowners rollout Jan 2008
• Price increases totaling
 – Auto +8.7%
 – Homeowners +5%
• Shift in mix of business
• Property results
 – Inspection program in key markets

Agents rate us 8.9 for overall service levels for second consecutive year
Jerry Niewiek, Principal
Berends, Hendricks, Stuit Insurance
Grandville, Michigan
[Video Available @ www.selective.com]
Agents Get What they Want from Selective

+
=
Actionable
Information
High-Tech,
High-Touch
Profitable Growth
The Formula for Profitable Growth

Long-Term Shareholder Value Creation